Exhibit 10.37

EXECUTION COPY

FOURTH AMENDMENT AGREEMENT

To Omnibus Pledge and Security Agreement and Irrevocable Proxy

Dated as of June 30, 2009

by and among

RFC ASSET HOLDINGS II, LLC,

PASSIVE ASSET TRANSACTIONS, LLC

RESIDENTIAL CAPITAL, LLC

RESIDENTIAL FUNDING COMPANY, LLC

GMAC MORTGAGE, LLC

and certain of their Affiliates from time to time parties hereto,

as Grantors,

GMAC INVESTMENT MANAGEMENT LLC,

as a Secured Party

and

GMAC LLC,

as Omnibus Agent, as Lender Agent under the Loan Agreement,

as Lender under the MSR Loan Agreement, as Credit Agent under the Credit Agreement and as a Secured Party

Fourth Amendment Agreement to Omnibus Pledge and Security Agreement

This FOURTH AMENDMENT AGREEMENT (this “Agreement”), dated as of June 30, 2009 (the “Amendment Effective Date”), is by and among RFC Asset Holdings II, LLC, a Delaware limited liability company (“RAHI”), and Passive Asset Transactions, LLC, a Delaware limited liability company (“PATI”); Residential Capital, LLC, a Delaware limited liability company (“ResCap”), Residential Funding Company, LLC, a Delaware limited liability company (“RFC”), and GMAC Mortgage, LLC, a Delaware limited liability company (“GMAC Mortgage” and each of RAHI, PATI, ResCap, and RFC, together with any successors and assigns, is herein a “Grantor” and collectively, the “Grantors”); GMAC Investment Management LLC, a Delaware limited liability company (together with its successors and assigns, “GMAC IM”), as a Secured Party; and GMAC LLC, a Delaware limited liability company, as agent for the Secured Parties (in such capacity, the “Omnibus Agent”), as Lender Agent under the Loan Agreement, as Lender under the MSR Loan Agreement, as Credit Agent under the Credit Agreement and as a Secured Party.

Reference is hereby made to the Omnibus Pledge and Security Agreement and Irrevocable Proxy dated as of March 18, 2009 among the Grantors, GMAC IM and the Omnibus Agent (as amended and modified through the date hereof, the “Omnibus Security Agreement”).

RECITALS

1. Each of the parties hereto is a party to the Omnibus Security Agreement.

2. The parties hereto desire to make certain amendments to the Omnibus Security Agreement.

3. Each of the parties hereto, by its signature hereto, hereby acknowledges, consents and agrees to the changes set forth herein.

4. In consideration of the promises and mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINED TERMS

SECTION 1.1 Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Omnibus Security Agreement.

Fourth Amendment Agreement to Omnibus Pledge and Security Agreement

ARTICLE II

AMENDMENTS TO THE OMNIBUS SECURITY AGREEMENT

SECTION 2.1 Amendments to Section 1. The following definition are hereby amended and restated in their entirety to read as follows:

First Savings Warehouse Note means that Promissory Note, dated as of April 1, 2005 and that Promissory Note dated as of July 1, 2009 and issued by First Savings Mortgage Corporation in favor of RFC, as the same may be amended, supplemented, restated or otherwise modified from time to time, and including any notes given in substitution or replacement therefor.

Warehouse Loans means, as the context may require, loans made by RFC pursuant to a Warehouse Agreement to the borrower under such agreement and/or any mortgage loans or other loans or assets purchased by RFC pursuant to the First Savings Warehouse Agreement.”

SECTION 2.2 Amendment to Schedule IV.

(a) Exhibit A to Schedule IV of the Fourth Security Agreement is hereby amended by inserting the following:

GMAC Mortgage, LLC	Wachovia Bank, N.A.	2000049234945	GMAC Mortgage, LLC

(b) Exhibit C to Schedule IV of the Omnibus Security Agreement is hereby amended by amending and restating the third Pledged Note listed therein as follows:

First Savings Mortgage Corporation	All First Savings Warehouse Notes, including, without limitation, that certain Promissory Note, dated as of April 1, 2005 and issued by First Savings Mortgage Corporation in favor of RFC and that certain Promissory Note, dated as of July 1, 2009 and issued by First Savings Mortgage Corporation in favor of RFC	Residential Funding Company, LLC

2	Fourth Amendment Agreement to Omnibus Pledge and Security Agreement

(c) Exhibit D to Schedule IV of the Omnibus Security Agreement is hereby amended by inserting the following:

PATI Real Estate Holdings, LLC	Limited Liability Company	100%	Passive Asset Transactions, LLC	100% of Passive Asset Transactions, LLC’s equity interest in PATI Real Estate Holdings, LLC, constituting 100% of all the member interest in PATI Real Estate Holdings, LLC

RAHI Real Estate Holdings, LLC	Limited Liability Company	100%	RFC Asset Holdings II, LLC	100% of RFC Asset Holdings II, LLC’s equity interest in RAHI Real Estate Holdings, LLC, constituting 100% of all the member interest in RAHI Real Estate Holdings, LLC

ARTICLE III

CONDITIONS TO EFFECTIVENESS

SECTION 3.1 Amendment Effective Date. This Agreement and the provisions contained herein shall become effective as of the Amendment Effective Date.

SECTION 3.2 Opinions and Other Deliverables. The Obligors covenant and agree to deliver or cause to be delivered (a) opinions of counsel to the Obligors with respect to the transactions contemplated hereby, which opinions shall be in form and substance satisfactory to the Omnibus Agent, on or before July 8, 2009 and (b) such other documents, including but not limited to the Obligors’ board resolutions approving this Agreement, as the Omnibus Agent may reasonably request, which documents will be in form and substance satisfactory to the Omnibus Agent, on or before July 15, 2009. The Obligors acknowledge and agree that the Omnibus Agent may, upon the failure to deliver any of the items set forth in clauses (a) and (b) above in the timeframes set forth therein, declare an Event of Default.

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ARTICLE IV

ACKNOWLEDGEMENTS, CONSENTS, NOTICE, CONFIRMATION AND

REPRESENTATIONS AND WARRANTIES

SECTION 4.1 Notice. Each party hereto hereby acknowledges timely notice of the execution of this Agreement and of the transactions and amendments contemplated hereby. Each party hereto hereby waives any notice requirement contained in the Omnibus Security Agreement or the Specified Documents with respect to the execution of this Agreement.

SECTION 4.2 Confirmation of the Omnibus Security Agreement. The Grantors each hereby acknowledge and agree that the Omnibus Security Agreement and each other Specified Document (each as amended as of the date hereof) are each ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms. Without limiting the foregoing, each Grantor reaffirms its grant of a security interest in all the Collateral pledged by it, and agrees that such security interest secures all Obligations as defined in the Omnibus Security Agreement. As of the Amendment Effective Date, each reference in the Omnibus Security Agreement to “this Agreement” or in any other Specified Document to the “Omnibus Security Agreement” shall mean the Omnibus Security Agreement as amended by this Agreement, and as hereinafter amended or restated.

SECTION 4.3 Representations and Warranties. By its signature hereto, each Grantor hereby represents and warrants that, before and after giving effect to this Agreement, as follows:

(a) Its representations and warranties set forth in the Specified Documents (each as amended as of the date hereof) are true and correct as if made on the date hereof, except to the extent they expressly relate to an earlier date; and

(b) No Default has occurred and is continuing.

ARTICLE V

MISCELLANEOUS

SECTION 5.1 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS AGREEMENT).

SECTION 5.2 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original (whether such counterpart is originally executed or an electronic copy of an original and each party hereto expressly waives its rights to receive originally executed documents) and all of which when taken together shall constitute one and the same agreement.

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SECTION 5.3 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

SECTION 5.4 Entire Agreement. This Agreement, the Security Agreement and the other Facility Documents embody the entire agreement and understanding of the parties hereto and supersede any and all prior agreements, arrangements and understanding relating to the matters provided for herein.

SECTION 5.5 Captions. The various captions in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.

SECTION 5.6 Severability. If any provision of this Agreement, or the application thereof to any party or any circumstance, is held to be unenforceable, invalid or illegal (in whole or in part) for any reason (in any jurisdiction), the remaining terms of this Agreement, modified by the deletion of the unenforceable invalid or illegal portion (in any relevant jurisdiction), will continue in full force and effect, and such unenforceability, invalidity or illegality will not otherwise affect the enforceability, validity or legality of the remaining terms of this Agreement so long as this Agreement, as so modified, continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the deletion of such portion of this Agreement will not substantially impair the respective expectations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.

SECTION 5.7 SUBMISSION TO JURISDICTION. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE CITY OF MANHATTAN OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, OR ANY DOCUMENT DELIVERED PURSUANT HERETO BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO ITS RESPECTIVE ADDRESS SPECIFIED AT THE TIME FOR NOTICES UNDER THIS AGREEMENT OR TO ANY OTHER ADDRESS OF WHICH IT SHALL HAVE GIVEN WRITTEN OR ELECTRONIC NOTICE TO THE OTHER PARTIES. THE FOREGOING SHALL NOT LIMIT THE ABILITY OF ANY PARTY HERETO TO BRING SUIT IN THE COURTS OF ANY JURISDICTION.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RFC ASSET HOLDINGS II, LLC, as Grantor

By:	/s/ Melissa White

Name:	Melissa White
Title:	Assistant Treasurer

S-1	Fourth Amendment Agreement to Omnibus Pledge and Security Agreement

PASSIVE ASSET TRANSACTIONS, LLC, as Grantor

By:	/s/ Melissa White

Name:	Melissa White
Title:	Assistant Treasurer

S-2	Fourth Amendment Agreement to Omnibus Pledge and Security Agreement

RESIDENTIAL CAPITAL, LLC, as Grantor

By:	/s/ John M. Peterson

Name:	John M. Peterson
Title:	Assistant Treasurer

S-3	Fourth Amendment Agreement to Omnibus Pledge and Security Agreement

RESIDENTIAL FUNDING COMPANY, LLC, as Grantor

By:	/s/ Melissa White

Name:	Melissa White
Title:	Assistant Treasurer

S-4	Fourth Amendment Agreement to Omnibus Pledge and Security Agreement

GMAC MORTGAGE, LLC, as Grantor

By:	/s/ Melissa White

Name:	Melissa White
Title:	Assistant Treasurer

S-5	Fourth Amendment Agreement to Omnibus Pledge and Security Agreement

GMAC LLC, as Omnibus Agent, as Lender Agent under the Loan Agreement, as Lender under the MSR Loan Agreement, as Credit Agent under the Credit Agreement, and as Secured Party

By:	/s/ David C. Walker

Name:	David C. Walker
Title:	Business Unit Treasury Executive

S-6	Fourth Amendment Agreement to Omnibus Pledge and Security Agreement

GMAC INVESTMENT MANAGEMENT LLC, as Secured Party

By:	/s/ Melissa Melvin

Name:	Melissa Melvin
Title:	Assistant Secretary

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ACKNOWLEDGEMENT AND AGREEMENT BY THE SENIOR DEBT AGENT

The Senior Debt Agent hereby acknowledges and agrees with the Omnibus Agent that none of the Collateral is subject to the lien created by the Senior Debt Security Documents. The Senior Debt Agent further agrees, upon request of the Omnibus Agent, to take such actions as are reasonably necessary to cause Wells Fargo Bank, N.A., as First Priority Collateral Agent under the Senior Debt Loan Agreement, to confirm that no lien exists with respect to such Collateral pursuant to the Senior Debt Security Documents.

GMAC LLC, as Senior Debt Agent

By:	/s/ David C. Walker
Name:	David C. Walker
Title:	Business Unit Treasury Executive

S-8	Fourth Amendment Agreement to Omnibus Pledge and Security Agreement